SCHEDULE 1.1E

Issuing Lender	Address for Notices
Citibank, N.A.:	Citi Corporate and Investment Banking 388 Greenwich St. New York, NY Attn: Piotr Marciszewski Telecopy: (646)737-0678 Telephone: (212)816-5356 Email: Piotr.Marciszewski@citi.com
PNC Bank, National Association:
PNC Bank, National Association
PNC Real Estate Finance
2 Tower Center, 18th Floor
East Brunswick, New Jersey 08816
Attention: Douglas G. Paul, Senior Vice President
Telecopy: 732-220-3744
Telephone: 732-220-3566
Email: douglas.paul@pnc.com
And
PNC Bank, National Association
Firstside Center
500 First Avenue
Mail Stop #: P7-PFSC-04-V
Pittsburgh, Pennsylvania 15219
Attention: Eric P. Morgan
Telecopy: 412-768-9542
Telephone: 412-705-2124
Email: e.morgan@pnc.com

Regions Bank:	Regions Bank Regions Center 1500 5th Avenue North, 15th Floor Birmingham, AL 35203 Attn: Wanda Pate Telecopy: (205)801-0138 Telephone: (205)326-4615 Email: wanda.pate@regions.com
The Huntington National Bank:	The Huntington National Bank 200 Public Square CM17 Cleveland, OH 44114 Attn: Michael D. Mitro Telecopy: (877)203-6964 Telephone: (216)515-6983 Email: Michael.D.Mitro@huntington.com
U.S. Bank National Association:
U.S. Bank National Association
10 W Broad Street, 12th Floor
Columbus, OH 43215
Attn: Anthony Mathena and Renee Fridley
Telecopy: (614)232-8033
Telephone: (614)232-8013/(614)232-8029
Email: anthony.mathena@usbank.com/
renee.fridley@usbank.com

Wells Fargo Bank, National Association:	Wells Fargo Bank, National Association 2030 Main Street, Suite 800 Irvine, CA 92614 Attn: Stacy R. Novack Telecopy: (949)851-9728 Telephone: (949)251-4358 Email: novacks@wellsfargo.com